SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2002

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

FORM 8-K
Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, ProForma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99 News Release

Item 5. Other Events and Regulation FD Disclosure.

     On November 15, 2002, The Progressive Corporation (the “Company”) issued a News Release containing certain selected underwriting results of the Company for the month of October 2002 and for year-to-date through October 2002 (the “News Release”). A copy of the News Release, which is hereby incorporated by reference into this Current Report on Form 8-K, is attached hereto as Exhibit 99.

Item 7. Financial Statements, ProForma Financial Information and Exhibits.

[c]	Exhibits. The following is filed as part of the report:

1.	Exhibit 99—News Release dated November 15, 2002, containing certain selected underwriting results of the Company for the month of October 2002 and for year-to-date through October 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 15, 2002

THE PROGRESSIVE CORPORATION

By: /s/ W. Thomas Forrester Name: W. Thomas Forrester Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Under Reg.	Form 8-K
S-K Item	Exhibit
601	No.	Description

99	99	News Release dated November 15, 2002, containing certain selected underwriting results of The Progressive Corporation for the month of October 2002 and for year-to-date through October 2002